Exhibit 21.1

Subsidiary	Jurisdiction of Organization
1 Ellis St, LLC	Delaware
101 OLD WINDSOR ROAD, LLC	Delaware
1038 W 35TH ST., LLC	Delaware
10400 Riverside Drive, LLC	Delaware
1053 CROMWELL AVENUE, LLC	Delaware
1074 RARITAN ROAD TRS, LLC	Delaware
1074 Raritan Road, LLC	Delaware
111 Cedar Street Investors, LLC	Delaware
115 Cedar Street Investors, LLC	Delaware
12250 El Dorado Parkway, LLC	Delaware
12902 South 301 Highway, LLC	Delaware
1518 S Washington Ave, LLC	Delaware
1575 NORTH BLAIRS BRIDGE ROAD, LLC	Delaware
1830 E ROOSEVELT RD., LLC	Delaware
186 JAMAICA AVE, LLC	Delaware
191 III CUBE GA SUB LLC	Delaware
191 IV 225 LORDSHIP BLVD, LLC	Delaware
191 IV 9199 RED BRANCH ROAD, LLC	Delaware
191 IV CUBE LLC	Delaware
191 V 1500 NORTHPARK DRIVE, LLC	Delaware
191 V CUBE LLC	Delaware
2225 46TH ST, LLC	Delaware
2301 TILLOTSON AVE, LLC	Delaware
251 JAMAICA AVE, LLC	Delaware
2701 S. CONGRESS AVENUE, LLC	Delaware
2880 Exterior St, LLC	Delaware
295 E. Ocotillo Road, LLC	Delaware
300 E IL ROUTE 22, LLC	Delaware
3068 CROPSEY AVENUE, LLC	Delaware
3103 N. Decatur Road, LLC	Delaware
33-24 Woodside Avenue, LLC	Delaware
3437 Astoria LLC	Delaware
3437 Astoria TRS, LLC	Delaware
350 Main Street, LLC	Delaware
3526 OAKTON ST., LLC	Delaware
38-01 47TH Avenue, LLC	Delaware
38300 North Gantzel Road, LLC	Delaware
41-06 Delong Street - Retail, LLC	Delaware
41-06 Delong Street, LLC	Delaware
4211 BELLAIRE BLVD., LLC	Delaware
430 1ST AVENUE SOUTH, LLC	Delaware
4370 Fountain Hills Drive NE, LLC	Delaware
444 55TH STREET, LLC	Delaware
4441 Alma Road, LLC	Delaware
5 Old Lancaster Associates, LLC	Pennsylvania
500 MILDRED AVENUE PRIMOS, LLC	Delaware
5505 Maple Ave, LLC	Delaware
5700 WASHINGTON AVENUE, LLC	Delaware
5715 BURNET ROAD, LLC	Delaware
610 SAWDUST ROAD, LLC	Delaware
619 Somerset St, LLC	Delaware
7205 Vanderbilt Way, LLC	Delaware
7605-7645 QUINCY AVE, LLC	Delaware
8 Breiderhoft Rd, LLC	Delaware
8552 BAYMEADOWS ROAD, LLC	Delaware
9641 Annapolis Road, LLC	Delaware
Astoria Investors, LLC	Delaware
California Yacht Club	California

Subsidiary	Jurisdiction of Organization
Club Holding Corp.	California
CS 1031 Acquisition, LLC	Delaware
CS 1158 MCDONALD AVE, LLC	Delaware
CS 160 EAST 22ND ST, LLC	Delaware
CS 2087 HEMPSTEAD TPK, LLC	Delaware
CS 750 W MERRICK RD, LLC	Delaware
CS ANNAPOLIS, LLC	Delaware
CS CAPITAL INVESTORS, LLC	Delaware
CS FLORIDA AVENUE, LLC	Delaware
CS LOCK UP ANOKA TRS, LLC	Delaware
CS LOCK UP ANOKA, LLC	Delaware
CS SHIRLINGTON, LLC	Delaware
CS SNL NEW YORK AVE, LLC	Delaware
CS VALLEY FORGE VILLAGE STORAGE TRS, LLC	Delaware
CS VALLEY FORGE VILLAGE STORAGE, LLC	Delaware
CS Vienna TRS, LLC	Delaware
CS Vienna, LLC	Delaware
CUBE HHF Limited Partnership	Delaware
CUBE HHF NORTHEAST CT, LLC	Delaware
CUBE HHF NORTHEAST MA, LLC	Delaware
CUBE HHF NORTHEAST RI, LLC	Delaware
CUBE HHF NORTHEAST SUB HOLDINGS LLC	Delaware
CUBE HHF NORTHEAST TRS, LLC	Delaware
CUBE HHF NORTHEAST VENTURE LLC	Delaware
CUBE HHF NORTHEAST VT, LLC	Delaware
CUBE HHF TRS, LLC	Delaware
CUBE IV TRS LLC	Delaware
CUBE V TRS LLC	Delaware
CUBE VENTURE GP, LLC	Delaware
CubeSmart	Maryland
CUBESMART 338 3RD AVENUE, LLC	Delaware
CUBESMART 39-25 21ST STREET, LLC	Delaware
CubeSmart Asset Management, LLC	Delaware
CUBESMART BARTOW, LLC	Delaware
CUBESMART BOSTON ROAD, LLC	Delaware
CUBESMART EAST 135TH, LLC	Delaware
CubeSmart Management, LLC	Delaware
CUBESMART SOUTHERN BLVD, LLC	Delaware
CubeSmart TRS, Inc.	Ohio
CubeSmart, L.P.	Delaware
DFW METRO SS LP	Texas
DFW METRO SS TRS LLC	Delaware
Fontana Self Storage TRS, LLC	Delaware
Fontana Self Storage, LLC	Delaware
HT Chelsea SS LP	Delaware
HT Chelsea SS Owner GP LLC	Delaware
HT Chelsea SS Owner LP	Texas
HT Chelsea SS TRS LLC	Delaware
HT COUNTRY CLUB SS LP	Delaware
HT COUNTRY CLUB SS OWNER LLC	Delaware
HT COUNTRY CLUB SS OWNER LP	Texas
HT CREEK VALLEY SS LP	Delaware
HT CREEK VALLEY SS OWNER LLC	Delaware
HT CREEK VALLEY SS OWNER LP	Texas
HT DFW METRO SS LP	Delaware
HT DFW METRO SS OWNER LLC	Delaware
HT EXCHANGE PKWY SS LP	Delaware
HT EXCHANGE PKWY SS Owner LLC	Delaware
HT EXCHANGE PKWY SS OWNER LP	Texas
HT LUNA RD SS LP	Delaware

Subsidiary	Jurisdiction of Organization
HT LUNA RD SS OWNER LLC	Delaware
HT LUNA RD SS OWNER LP	Texas
HT N AVE SS LP	Delaware
HT N AVE SS OWNER LLC	Delaware
HT N AVE SS OWNER LP	Texas
LAACO, Ltd.	California
Lantana Property Owner's Association, Inc.	Florida
New Rochelle Investors, LLC	Delaware
Nuvo Business Center at the Gardens Property Owners Association, Inc.	Florida
Old Lancaster Venture, L.P.	Pennsylvania
PSI Atlantic Holbrook NY, LLC	Delaware
PSI Atlantic Lithia Springs GA, LLC	Delaware
PSI Atlantic Villa Rica GA, LLC	Delaware
PSI Atlantic Villa Rica Parcel Owner, LLC	Delaware
R STREET STORAGE ASSOCIATES, LLC	Maryland
Rancho Cucamonga Self Storage TRS, LLC	Delaware
Rancho Cucamonga Self Storage, LLC	Delaware
SHIRLINGTON RD TRS, LLC	Delaware
SHIRLINGTON RD, LLC	Delaware
U-Store-It Development LLC	Delaware
U-Store-It Trust Luxembourg S.ar.l.	Luxembourg
Valley Forge Storage Venture, LLC	Delaware
Wider Reach, LLC	Delaware
YSI HART TRS, INC	Delaware
YSI II LLC	Delaware
YSI XXXIII, LLC	Delaware
YSI XXXVII, LLC	Delaware